UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund:  Intermediate Term Portfolio of Merrill Lynch Bond
               Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Intermediate Term Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Charles C. Reilly, Director of Merrill Lynch Bond Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



A Discussion With Your Fund's Portfolio Managers


We maintained our emphasis on higher-beta sectors throughout the period in an effort to limit the Portfolio's sensitivity to interest rate volatility while also enhancing income and total return potential.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2004, the Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.92%, +2.71%, +2.80%, +2.98% and +2.83%, respectively. For the same period, the unmanaged benchmark Lehman Brothers Aggregate Bond Index posted a return of +2.98%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.)

Portfolio returns were generally competitive with the benchmark. We attribute this primarily to our focus on higher-beta credits, such as BBB-rated corporate bonds and high yield securities that have greater sensitivity to the overall economy, which continued to perform well throughout the period. By maintaining our focus on spread sectors - those areas of the market with a lower correlation to Treasury issues - we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. (The yield on the 10-year Treasury note hit a high of 4.49% and a low of 3.73% during the six-month period.)

In general, we maintained a 13% - 15% overweight to spread sectors throughout the period. This included overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities (CMBS).

Throughout the past six months, investors continued to be rewarded for taking on credit risk. During this particular period, for example, spreads on high yield securities tightened by more than 100 basis points (1%) relative to Treasury issues. Spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 30 basis points. Overall, the environment continued to be ideal for corporate performance, which was supported by improving free cash flows, deleveraging, light supply and continued investor appetite for "reaching for yield."


What changes were made to the Portfolio during the period?

In general, the themes we had in place at the end of September remained. Changes made during the period were generally tactical. First, although the Portfolio remained overweight in spread sectors, we reduced our overweighting from 15% - 17% above the benchmark to approximately 13% - 15% above benchmark. We maintained an aggressive overweight to the BBB-rated corporate sector during the period and consistently maintained an overweight of about 5% to investment grade corporates. In the high yield area, we reduced our exposure from 5% of net assets to 3%. Although we trimmed our high yield allocation overall, we did make some purchases, primarily moving from broad market exposure to the asset class to individual security selection in crossover credits. As their name implies, these credits have a split rating - half investment grade and half non-investment grade. In our view, the easy money had already been extracted from the high yield market. Rather than benefiting from the general outperformance of the high yield asset class, we began to focus more on individual bond selection. Companies that we purchased during the period include MGM Mirage Inc., American Greetings Corporation and Abitibi-Consolidated Inc.

The second broad change involved a shift in the Portfolio's duration profile. During the first half of the period, our duration was neutral to that of the benchmark. In mid-February, we moved to a duration profile shorter than our benchmark. This was based on our belief that several important factors would fuel economic growth in the first half of the 2004. These included tax refunds, stimulus from mortgage refinancings, increased capital expenditures, relatively low interest rates, a weaker dollar and accelerating commodity prices. With the economy on solid footing, we would expect interest rates to move higher. Consequently, we positioned the Portfolio short, ending the period with a duration profile one-third of a year shorter than the Lehman Brothers Aggregate Bond Index.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



The third significant change also had to do with our view on interest rates. We expected that interest rates would be less volatile than was priced into the market and, for that reason, we set out to sell volatility. This was accomplished by selling options on the 10-year Treasury note. We executed these types of transactions on two occasions during the period at a profit to the Portfolio.


How was the Portfolio positioned at the close of the period?

We maintained a 13% overweight to spread sectors, broken down as follows: 5% in corporate bonds, 5% in CMBS and 3% in high yield. In general, we believe improving economic conditions should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. In the high yield area, we are at the higher end of the quality spectrum - BB and BBB.

Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury notes) continue to contract. Having said that, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we believe the bond market starts to represent value when the 10-year Treasury yield approaches 5%. At that point, we would look to reduce our duration-short profile.

Right now, we are not expecting the Federal Reserve Board to aggressively raise interest rates in 2004. In our opinion, the Federal Reserve Board seems more inclined to be slow in adjusting monetary policy so as to avoid derailing the sustainability of the current economic recovery.


Patrick Maldari
Vice President and Senior Portfolio Manager


James J. Pagano
Vice President and Senior Portfolio Manager


April 5, 2004



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data (continued)

Recent Performance Results

                                                                            10-Year/
                                            6-Month        12-Month     Since Inception    Standardized
As of March 31, 2004                      Total Return   Total Return     Total Return     30-day Yield
Intermediate Portfolio Class A Shares*        +2.92%         +5.62%          +91.60%            2.24%
Intermediate Portfolio Class B Shares*        +2.71          +5.18           +82.45             1.85
Intermediate Portfolio Class C Shares*        +2.80          +5.27           +84.30             1.85
Intermediate Portfolio Class I Shares*        +2.98          +5.71           +92.03             2.34
Intermediate Portfolio Class R Shares*        +2.83          +5.64           + 7.87             2.11
Lehman Brothers Aggregate Bond Index**        +2.98          +5.40    +106.89/+108.48/+7.59      --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's 10-year/since inception periods are 10 years for Class I &
Class B Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares.

**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/04                   +5.62%           +4.56%
Five Years Ended 3/31/04                 +6.32            +6.11
Inception (10/21/94)
through 3/31/04                          +7.13            +7.02

*Maximum sales charge is 1%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/04                   +5.18%           +4.18%
Five Years Ended 3/31/04                 +5.88            +5.88
Ten Years Ended 3/31/04                  +6.20            +6.20

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/04                   +5.27%           +4.27%
Five Years Ended 3/31/04                 +5.90            +5.90
Inception (10/21/94)
through 3/31/04                          +6.69            +6.69

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/04                   +5.71%           +4.66%
Five Years Ended 3/31/04                 +6.43            +6.21
Ten Years Ended 3/31/04                  +6.74            +6.64

*Maximum sales charge is 1%.

**Assuming maximum sales charge.


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 3/31/04                                    +5.64%
Inception (1/03/03) through 3/31/04                       +6.31



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments

                  S&P       Moody's  Face                                                                       Value
                  Ratings   Ratings  Amount     Asset-Backed Securities++                                 (in U.S. dollars)
                  AAA       Aaa   $ 3,654,864   Ace Securities Corp., Series 2003-OP1, Class A2,
                                                1.45% due 12/25/2033 (b)                                     $    3,666,481
                  AAA       Aaa     2,090,699   Advanta Mortgage Loan Trust, Series 1999-3, Class A4,
                                                7.75% due 10/25/2026                                              2,194,454
                  AAA       Aaa     4,851,610   Aegis Asset Backed Securities Trust, Series 2004-1,
                                                Class A, 1.44% due 4/25/2034 (b)                                  4,857,006
                  AAA       Aaa     3,700,000   Banc of America Large Loan, Series 2003-BBA2, Class A3,
                                                1.42% due 11/15/2015 (b)                                          3,704,625
                  AAA       Aaa     4,000,000   CIT Equipment Collateral, Series 2003-VT1, Class A3A,
                                                1.23% due 4/20/2007 (b)                                           4,006,546
                  AAA       Aaa     4,750,000   CIT Group Home Equity Loan Trust, Series 2003-1, Class A2,
                                                2.35% due 4/20/2027                                               4,767,628
                                                California Infrastructure, Series 1997-1:
                  AAA       Aaa     1,266,914       PG&E-1, Class A7, 6.42% due 9/25/2008                         1,346,165
                  AAA       Aaa       903,888       SCE-1, Class A6, 6.38% due 9/25/2008                            961,741
                  A+        Aa3     1,257,605   Capital Auto Receivables Asset Trust, Series 2003-2,
                                                Class B1, 1.37% due 1/15/2009 (b)                                 1,257,227
                  NR*       NR*     4,500,000   Capital One Master Trust, Series 2000-4, Class C, 1.89%
                                                due 8/15/2008 (a)(b)                                              4,521,797
                  AAA       Aaa     4,060,152   Centex Home Equity, Series 2003-B, Class AV, 1.37% due
                                                6/25/2033 (b)                                                     4,065,534
                                                Chase Credit Card Master Trust, Class C (b):
                  BBB       Baa2    2,850,000       Series 2000-3, 1.794% due 1/15/2008                           2,866,356
                  BBB       Baa2    5,200,000       Series 2003-1, 2.19% due 4/15/2008                            5,254,201
                  AAA       NR*     4,200,000   CountryWide Asset-Backed Certificates, Series 2003-BC3,
                                                Class A2, 1.40% due 9/25/2033 (b)                                 4,208,703
                  BBB       Baa2    1,700,000   First Bankcard Master Credit Card Trust, Series 2001-1A,
                                                Class C, 2.244% due 11/15/2006 (b)                                1,701,610
                  AAA       Aaa     2,759,073   First Franklin Mortgage Loan Trust, Series 2003-FF5,
                                                Class A2, 2.82% due 3/25/2034 (b)                                 2,815,332
                  AAA       NR*     3,596,779   GMAC Mortgage Corporation Loan Trust, Series 2003-J7,
                                                Class A10, 5.50% due 11/25/2033                                   3,749,970
                  AAA       Aaa     2,300,000   Household Automotive Trust, Series 2002-3, Class A3A,
                                                2.75% due 6/18/2007                                               2,325,238
                  AAA       Aaa     1,267,660   Household Home Equity Loan Trust, Series 2002-2, Class A,
                                                1.39% due 4/20/2032 (b)                                           1,271,097
                                                Long Beach Mortgage Loan Trust (b):
                  AAA       Aaa     2,330,565       Series 2002-4, Class 2A, 1.55% due 11/26/2032                 2,344,309
                  AAA       Aaa     5,650,062       Series 2004-1, Class A3, 1.39% due 2/25/2034                  5,659,142
                  AAA       Aaa     2,908,828   MASTR Asset Securitization Trust, Series 2003-10, Class 3A1,
                                                5.50% due 11/25/2033                                              2,961,405
                  NR*       A2      1,515,955   MBNA Master Credit Card Trust, Series 1999-F, Class B,
                                                1.51% due 1/16/2007 (b)                                           1,515,914
                  AAA       Aaa     4,321,698   Morgan Stanley ABS Capital I, Series 2004-NC2, Class A2,
                                                1.39% due 12/25/2033 (b)                                          4,325,751
                                                Option One Mortgage Loan Trust (b):
                  AAA       Aaa     1,480,863       Series 2002-4, Class A, 1.35% due 7/25/2032                   1,482,359
                  AAA       Aaa     4,630,412       Series 2003-4, Class A2, 1.41% due 7/25/2033                  4,640,675
                  AAA       Aaa     2,898,801   Residential Asset Mortgage Products, Inc., Series 2003-RS7,
                                                Class AI1, 1.22% due 6/25/2018 (b)                                2,899,410
                                                Residential Asset Securities Corporation (b):
                  AAA       Aaa     3,548,525       Series 2002-KS8, Class A2, 3.04% due 5/25/2023                3,564,909
                  AAA       Aaa     5,238,189       Series 2003-KS5, Class AIIB, 1.38% due 7/25/2033              5,246,605
                  AAA       Aaa     4,231,303   Saxon Asset Securities Trust, Series 2002-3, Class AV,
                                                1.49% due 12/25/2032 (b)                                          4,242,550
                  NR*       A2      3,025,000   Superior Wholesale Inventory Financing Trust, Series 2001,
                                                Class A7, 1.563% due 6/15/2006 (b)                                3,020,795

                                                Total Asset-Backed Securities (Cost--$100,870,796)--21.0%       101,445,535



                                                Government & Agency Obligations
                                                Fannie Mae:
                  AAA       Aaa     3,390,000       6.375% due 6/15/2009                                          3,906,294
                  AAA       Aaa     2,360,000       6% due 5/15/2011                                              2,687,655
                  AAA       Aaa     3,900,000       7.125% due 1/15/2030                                          4,900,455
                  AAA       Aaa     4,430,000   Freddie Mac, 6.625% due 9/15/2009                                 5,163,351
                                                U.S. Treasury Bonds & Notes:
                  AAA       Aaa    10,380,000       7% due 7/15/2006 (g)                                         11,611,006
                  AAA       Aaa     1,150,000       6.50% due 2/15/2010                                           1,363,379
                  AAA       Aaa     1,870,000       7.50% due 11/15/2016                                          2,465,331
                  AAA       Aaa     1,140,000       8.125% due 8/15/2019 (g)                                      1,599,251
                  AAA       Aaa     3,980,000       7.25% due 8/15/2022                                           5,228,725
                  AAA       Aaa       820,000       6.25% due 8/15/2023                                             974,999
                  AAA       Aaa       820,000       6.625% due 2/15/2027                                          1,023,558


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
                  Ratings   Ratings  Amount     Government & Agency Obligations                           (in U.S. dollars)
                                                U.S. Treasury Inflation Indexed Notes:
                  AAA       Aaa   $ 2,565,292       3.875% due 1/15/2009                                     $    2,980,049
                  AAA       Aaa     2,238,488       3.50% due 1/15/2011                                           2,610,636

                                                Total Government & Agency Obligations
                                                (Cost--$44,318,489)--9.6%                                        46,514,689



                                                Government Agency Mortgage-Backed Securities++
                                                Fannie Mae:
                  AAA       Aaa     3,596,837       2.01% due 11/25/2033                                          3,587,496
                  AAA       Aaa     4,563,955       5% due 4/15/2019                                              4,690,888
                  AAA       Aaa       586,011       6% due 5/01/2016 - 6/01/2016                                    617,584
                  AAA       Aaa    11,380,340       6.50% due 11/01/2031 - 4/15/2034                             11,955,623
                  AAA       Aaa     4,187,002       7% due 2/01/2031 - 4/01/2032                                  4,443,390
                  AAA       Aaa     5,206,688       7.50% due 11/01/2027 - 5/01/2033                              5,580,302
                  AAA       Aaa       150,785       8% due 9/01/2030                                                163,230
                                                Freddie Mac:
                  AAA       Aaa     2,578,759       4.50% due 4/01/2018 - 9/01/2018                               2,619,730
                  AAA       Aaa     5,521,600       5% due 4/15/2019 - 5/15/2019                                  5,670,334
                  AAA       Aaa     8,650,000       5% due 4/15/2034                                              8,690,551
                  AAA       Aaa     4,264,479       5.50% due 7/01/2016 - 4/15/2019                               4,445,136
                  AAA       Aaa    21,350,000       5.50% due 4/15/2034                                          21,877,089
                  AAA       Aaa     6,202,200       6% due 5/01/2016 - 5/15/2019                                  6,533,294
                  AAA       Aaa    31,060,000       6% due 4/15/2034 - 5/15/2034                                 32,263,894
                  AAA       Aaa     1,707,011       6.50% due 5/01/2016 - 6/01/2016                               1,815,393
                  AAA       Aaa     4,000,000       6.50% due 5/15/2034                                           4,198,752
                  AAA       Aaa     3,782,913       7% due 10/01/2031 - 5/15/2034                                 4,011,747
                                                Government National Mortgage Association:
                  AAA       Aaa     3,750,000       4.66% due 7/16/2033                                           3,850,877
                  AAA       Aaa     3,600,000       5% due 4/15/2019                                              3,721,500
                  AAA       Aaa     2,794,078       6.50% due 4/15/2032                                           2,950,152

                                                Total Government Agency Mortgage-Backed Securities
                                                (Cost--$132,933,851)--27.6%                                     133,686,962



                                                Non-Government Agency Mortgage-Backed Securities++
Collateralized    AAA       Aaa     4,747,044   Countrywide Home Loans, Inc., Series 2003-R4, Class 1A1A,
Mortgage                                        2.216% due 7/25/2019                                              4,745,754
Obligations--3.2% AAA       NR*     1,421,629   Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                Class 1A1, 4.50% due 4/25/2033                                    1,429,470
                  AAA       Aaa     5,600,000   RMAC, Series 2003-NS2A, Class A2C, 1.51% due 9/12/2035 (b)        5,622,750
                  AAA       Aaa     1,641,653   Structured Asset Securities Corporation, Series 2002-9,
                                                Class A2, 1.39% due 10/25/2027 (b)                                1,640,351
                  AAA       Aaa     1,919,944   Washington Mutual Inc., Series 2002-AR4, Class A7, 5.502%
                                                due 4/26/2032 (b)                                                 1,943,133
                                                                                                             --------------
                                                                                                                 15,381,458

Commercial                                      Commercial Mortgage Pass-Through Certificates (b):
Mortgage-Backed   AAA       Aaa     3,250,000       Series 2003-FL8, Class A2, 1.30% due 7/15/2015 (a)            3,248,837
Securities--5.3%  AAA       Aaa     5,300,000       Series 2003-FL9, Class A3, 1.42% due 11/15/2015               5,300,000
                  NR*       Aaa     5,147,956   Greenwich Capital Commercial Funding Corporation,
                                                Series 2003-FL1, Class A, 1.41% due 1/05/2006 (b)                 5,146,942
                  AAA       Aaa     3,100,000   LB-UBS Commercial Mortgage Trust, Series 2002-C1,
                                                Class A3, 6.226% due 3/15/2026                                    3,490,261
                  AAA       Aaa     2,500,000   Nationslink Funding Corporation, Series 1999-2, Class A3,
                                                7.181% due 6/20/2031                                              2,725,452
                  AAA       Aaa     6,000,000   Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
                                                Class A3, 1.42% due 6/15/2013 (b)                                 5,998,289
                                                                                                             --------------
                                                                                                                 25,909,781

                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$40,679,897)--8.5%                                        41,291,239


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount     Corporate Bonds & Notes                                   (in U.S. dollars)
Building          BB+       Ba1   $ 1,100,000   D.R. Horton, Inc., 5% due 1/15/2009                          $    1,138,500
Products--0.4%    BBB+      Baa1      600,000   Hanson PLC, 7.875% due 9/27/2010                                    727,135
                                                                                                             --------------
                                                                                                                  1,865,635

Cable--U.S.--0.2% BB-       Ba3     1,140,000   Echostar DBS Corporation, 5.75% due 10/01/2008 (a)                1,177,050

Canadian          BB        Ba2       150,000   Abitibi-Consolidated Inc., 8.55% due 8/01/2010 (3)                  163,968
Corporates**--    BBB+      Baa2      485,000   Potash Corporation of Saskatchewan, Inc., 7.75%
0.2%                                             due 5/31/2011 (3)                                                  585,757
                                                                                                             --------------
                                                                                                                    749,725

Chemicals--0.3%   B+        B1      1,310,000   IMC Global Inc., 10.875% due 8/01/2013                            1,640,775

Commercial        BBB       Baa3      505,000   Waste Management, Inc., 7.375% due 8/01/2010                        595,000
Services
& Supplies--0.1%

Containers--0.2%                                Sealed Air Corporation:
                  BBB       Baa3      415,000       5.375% due 4/15/2008                                            444,314
                  BBB       Baa3      450,000       6.95% due 5/15/2009 (a)                                         518,407
                                                                                                             --------------
                                                                                                                    962,721

Diversified--     A-        Baa3      570,000   Brascan Corporation, 5.75% due 3/01/2010                            616,472
0.1%

Finance--1.8%                                   Household Finance Corporation:
                  A         A1        680,000       6.50% due 11/15/2008                                            769,720
                  A         A1        515,000       5.875% due 2/01/2009                                            570,726
                  A         A1      1,120,000       6.75% due 5/15/2011                                           1,293,671
                                                Sigma Finance Incorporated:
                  AAA       Aaa     3,400,000       1.12% due 8/15/2011                                           3,400,000
                  AAA       Aaa     1,700,000       2.38% due 3/31/2014 (b)                                       1,700,000
                  AA        Aa3       310,000   Texaco Capital Inc., 8.625% due 6/30/2010                           398,213
                  A-        A3        770,000   Textron Financial Corporation, 2.75% due 6/01/2006                  777,703
                                                                                                             --------------
                                                                                                                  8,910,033

Finance--         A         Aa3       450,000   Bank of America Corporation, 7.40% due 1/15/2011                    540,148
Banks--1.8%       A-        A1        460,000   Bank One Corporation, 8% due 4/29/2027                              591,990
                  BBB-      Baa2      765,000   Capital One Bank, 4.875% due 5/15/2008                              806,133
                                                Citigroup Inc.:
                  A+        Aa2     1,600,000       7.25% due 10/01/2010                                          1,905,539
                  A+        Aa2       460,000       6.625% due 6/15/2032                                            517,188
                  BB+       Baa3      560,000   FirstBank Puerto Rico, 7.625% due 12/20/2005                        600,423
                                                FleetBoston Financial Corporation:
                  A+        Aa2       120,000       3.85% due 2/15/2008                                             124,051
                  A         Aa3       285,000       6.375% due 5/15/2008                                            320,484
                  BB+       NR*       335,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006                     377,496
                  BBB+      A3        595,000   PNC Funding Corporation, 6.125% due 2/15/2009                       666,207
                  BBB+      A3        405,000   Popular North America, Inc., 3.875% due 10/01/2008                  413,362
                  A-        A3        215,000   Saint George Bank Limited, 5.30% due 10/15/2015 (a)                 223,463
                  A-        A3        245,000   Synovus Financial Corp., 4.875% due 2/15/2013                       251,503
                  A+        Aa3       325,000   U.S. Bancorp, 1.26% due 9/16/2005 (b)                               325,390
                  BBB+      A3        800,000   Washington Mutual, Inc., 7.50% due 8/15/2006                        896,326
                  AA-       Aa1       370,000   Wells Fargo & Company, 5.125% due 2/15/2007                         397,884
                                                                                                             --------------
                                                                                                                  8,957,587

Finance--         A+        A1        785,000   American Honda Finance Corporation, 1.38% due
Other--6.4%                                     10/03/2005 (a)(b)                                                   787,892
                                                The Bear Stearns Companies Inc.:
                  A         A1        980,000       1.42% due 1/30/2009 (b)                                         978,940
                  A         A1        650,000       5.70% due 11/15/2014                                            700,332
                  BBB       Baa2      770,000   Certegy Inc., 4.75% due 9/15/2008                                   808,967
                  A         A3      1,025,000   Countrywide Home Loans, Inc., 5.625% due 7/15/2009                1,122,283
                                                Deutsche Telekom International Finance BV:
                  BBB+      Baa2      735,000       8.50% due 6/15/2010                                             902,362
                  BBB+      Baa2      505,000       8.75% due 6/15/2030                                             662,071
                  BBB-      A3      3,005,000   Ford Motor Credit Company, 7% due 10/01/2013                      3,171,065


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount     Corporate Bonds & Notes                                   (in U.S. dollars)
Finance--Other                                  General Motors Acceptance Corporation:
(concluded)       BBB       A3    $ 2,500,000       2.41% due 10/20/2005 (b)                                 $    2,518,073
                  BBB       A3      2,500,000       2.02% due 1/16/2007 (b)                                       2,480,030
                  BBB       A3      1,354,000       8% due 11/01/2031                                             1,498,680
                  A+        A1        225,000   Golden West Financial Corporation, 4.75% due 10/01/2012             232,862
                  A+        Aa3     2,525,000   The Goldman Sachs Group, Inc., 6.875% due 1/15/2011               2,933,744
                  AA-       A1        570,000   International Lease Finance Corporation, 2.95% due 5/23/2006        579,305
                                                J.P. Morgan Chase & Co.:
                  A+        A1      1,425,000       3.50% due 3/15/2009                                           1,434,187
                  A+        A1        960,000       4.50% due 11/15/2010                                            990,250
                  A         A1      1,190,000   Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008               1,205,820
                  BBB       Baa2      310,000   MBNA America Bank NA, 7.125% due 11/15/2012                         365,602
                                                MBNA Corporation:
                  BBB       Baa2      945,000       6.25% due 1/17/2007                                           1,035,041
                  BBB       Baa2      200,000       5.625% due 11/30/2007                                           217,023
                  BBB       Baa2      455,000       4.625% due 9/15/2008                                            475,510
                  A         A2        110,000   Mellon Funding Corporation, 6.40% due 5/14/2011                     126,124
                  A+        Aa3       700,000   Morgan Stanley, 6.75% due 4/15/2011                                 808,578
                  AA        Aa3       760,000   Principal Life Global Funding I, 6.25% due 2/15/2012 (a)            862,130
                  A         A3      2,165,000   Prudential Holdings LLC, 8.695% due 12/18/2023 (a)                2,845,546
                  A-        A2         70,000   Regions Financial Corporation, 6.375% due 5/15/2012                  79,342
                                                Verizon Global Funding Corporation:
                  A+        A2        860,000       7.25% due 12/01/2010 (a)                                      1,013,319
                  A+        A2        215,000       7.375% due 9/01/2012                                            256,539
                                                                                                             --------------
                                                                                                                 31,091,617

Foreign           NR*       NR*   510,100,000   International Bank for Reconstruction & Development,
Obligations**--                                 4.75% due 12/20/2004 (1)                                          5,064,006
1.0%

Gaming--0.3%      BB+       Ba1     1,360,000   MGM Mirage Inc., 6% due 10/01/2009                                1,428,000

Industrial--      BBB-      Ba1     1,300,000   American Greetings Corporation, 6.10% due 8/01/2028               1,404,000
Consumer          BBB       Baa2      945,000   Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008 (a)         962,355
Goods--2.1%       A         A3        700,000   Coca-Cola HBC Finance BV, 5.125% due 9/17/2013                      728,436
                  BBB+      Baa3      545,000   The Dial Corporation, 6.50% due 9/15/2008                           613,415
                  AA        Aa2       700,000   GlaxoSmithKline Capital Inc., 5.375% due 4/15/2034                  692,265
                  BBB+      Baa1    1,020,000   Miller Brewing Company, 5.50% due 8/15/2013 (a)                   1,084,340
                  B         NR*     2,550,000   Valeant Pharmaceuticals International, 6.50% due 7/15/2008
                                                (Convertible)                                                     2,680,688
                  A         Baa1      755,000   Wyeth, 5.50% due 2/01/2014                                          791,648
                  BB+       Baa3      880,000   Yum! Brands, Inc., 8.875% due 4/15/2011                           1,098,900
                                                                                                             --------------
                                                                                                                 10,056,047

Industrial--                                    Anadarko Finance Company:
Energy--1.4%      BBB+      Baa1      285,000       6.75% due 5/01/2011                                             332,445
                  BBB+      Baa1      170,000       7.50% due 5/01/2031                                             205,745
                  BBB       Baa2      880,000   Halliburton Company, 5.50% due 10/15/2010 (a)                       932,041
                  A-        A3        870,686   Kern River Funding Corporation, 4.893% due 4/30/2018 (a)            889,440
                  BBB+      Baa1      510,000   Kinder Morgan Energy Partners, L.P., 5.35% due 8/15/2007            552,673
                  BBB-      Baa3      195,000   MidAmerican Energy Holdings Company, 5.875% due 10/01/2012          210,758
                  A+        A1        400,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                     421,382
                  BBB       Baa3      660,000   Panhandle Eastern Pipe Line Company, LLC, 2.75% due
                                                3/15/2007 (a)                                                       659,405
                  BBB-      Ba1     1,485,000   Plains All American Pipeline LP, 5.625% due 12/15/2013 (a)        1,546,256
                  BBB-      Baa3    1,010,000   XTO Energy, Inc., 7.50% due 4/15/2012                             1,201,002
                                                                                                             --------------
                                                                                                                  6,951,147

Industrial--      A-        A2        775,000   Alcoa Inc., 1.40% due 12/06/2004 (b)                                776,330
Manufacturing--   B+        Ba2     2,050,000   Celestica Inc., 3.691% due 8/01/2020 (Convertible) (f)            1,112,125
3.4%              BBB-      Baa3    1,175,000   Cia Brasileira de Bebida, 8.75% due 9/15/2013 (a)                 1,289,562
                                                DaimlerChrysler NA Holding Corporation:
                  BBB       A3      5,000,000       1.91% due 9/26/2005 (b)                                       5,032,165
                  BBB       A3        555,000       4.75% due 1/15/2008                                             578,684
                  BBB       A3        455,000       7.75% due 1/18/2011                                             531,445


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount     Corporate Bonds & Notes                                   (in U.S. dollars)
Industrial--      BBB       Baa1  $   340,000   General Motors Corporation, 7.125% due 7/15/2013             $      371,422
Manufacturing     A-        A3        540,000   Hutchison Whampoa International Ltd., 5.45% due 11/24/2010          557,977
(concluded)       BB+       Ba1       550,000   Hyundai Motor Manufacturing Alabama, LLC, 5.30% due
                                                12/19/2008 (a)                                                      569,708
                  BB+       Baa3      615,000   Jabil Circuit, Inc., 5.875% due 7/15/2010                           659,781
                  BB+       Ba1       935,000   Lear Corporation, 8.11% due 5/15/2009                             1,105,638
                                                Raytheon Company:
                  BBB-      Baa3    1,130,000       8.30% due 3/01/2010                                           1,387,997
                  BBB-      Baa3      760,000       6.55% due 3/15/2010                                             864,678
                  BBB-      Ba2     1,360,000   Tyco International Group SA, 6.75% due 2/15/2011                  1,514,470
                                                                                                             --------------
                                                                                                                 16,351,982

Industrial--      BBB+      Baa1    2,238,000   AOL Time Warner Inc., 6.875% due 5/01/2012                        2,560,303
Services--4.0%                                  ARAMARK Services, Inc.:
                  BBB-      Baa3      825,000       6.75% due 8/01/2004                                             837,969
                  BBB-      Baa3      690,000       6.375% due 2/15/2008                                            756,397
                                                Cendant Corporation:
                  BBB       Baa1      675,000       6.875% due 8/15/2006                                            743,301
                  BBB       Baa1      700,000       6.25% due 1/15/2008                                             775,573
                                                HCA Inc.:
                  BBB-      Ba1       345,000       6.95% due 5/01/2012                                             376,299
                  BBB-      Ba1       940,000       6.30% due 10/01/2012                                            985,261
                  BBB-      Ba1       300,000       5.75% due 3/15/2014                                             299,755
                  BBB-      Baa3      540,000   InterActiveCorp, 7% due 1/15/2013                                   614,277
                  BBB       Ba1     1,250,000   Lenfest Communications, Inc., 10.50% due 6/15/2006                1,443,966
                  BBB-      Baa3    6,050,000   Liberty Media Corporation, 2.61% due 9/17/2006 (b)                6,121,777
                                                Manor Care, Inc.:
                  BBB       Ba1       850,000       7.50% due 6/15/2006                                             930,750
                  BBB       Ba1       300,000       6.25% due 5/01/2013                                             320,625
                                                News America Incorporated:
                  BBB-      Baa3      230,000       6.55% due 3/15/2033                                             243,975
                  BBB-      Baa3      435,000       6.75% due 1/09/2038                                             505,518
                  BBB+      Baa1      555,000   PHH Corporation, 6% due 3/01/2008                                   607,743
                  BBB       Baa3      185,000   SUPERVALU Inc., 7.50% due 5/15/2012                                 217,508
                  BBB       Baa3      735,000   Tele-Communications Inc., 9.80% due 2/01/2012                       975,657
                                                                                                             --------------
                                                                                                                 19,316,654

Industrial--      AAA       Aaa       576,402   American Airlines, Inc., 3.857% due 7/09/2010                       578,671
Transportation--  BBB+      Baa2      345,000   Burlington Northern Santa Fe Corporation, 7.95% due
1.3%                                            8/15/2030                                                           445,644
                                                Continental Airlines, Inc.:
                  AAA       Aaa       475,000       6.563% due 2/15/2012                                            519,567
                  BBB       Ba3       890,000       7.875% due 7/02/2018                                            886,387
                  A-        Baa3      721,134   Delta Air Lines, Inc., 7.379% due 5/18/2010                         715,982
                  BBB       Baa1    1,215,000   Norfolk Southern Corporation, 7.25% due 2/15/2031                 1,438,500
                                                Southwest Airlines Co.:
                  A         Baa1      110,000       8% due 3/01/2005                                                115,552
                  A         Baa1      630,000       7.875% due 9/01/2007                                            726,835
                                                Union Pacific Corporation:
                  BBB       Baa2      400,000       7.25% due 11/01/2008                                            462,082
                  NR*       Aa3       275,000       4.698% due 1/02/2024                                            271,040
                                                                                                             --------------
                                                                                                                  6,160,260

Insurance--1.5%   A-        Baa2      930,000   Aon Corporation, 6.70% due 1/15/2007                              1,029,625
                  BBB+      Baa2      705,000   Berkley (WR) Corporation, 5.125% due 9/30/2010                      741,078
                  BBB       Baa3      630,000   Infinity Property and Casualty Corporation, 5.50% due
                                                2/18/2014 (a)                                                       638,717
                  BBB-      NR*       525,000   Kingsway America, Inc., 7.50% due 2/01/2014 (a)                     531,684
                  AA-       A2        280,000   Marsh & McLennan Companies, Inc., 3.625% due 2/15/2008              287,074
                  BBB+      Baa3    1,090,000   NLV Financial Corporation, 7.50% due 8/15/2033 (a)                1,173,701
                  BBB+      Baa3      815,000   RLI Corp., 5.95% due 1/15/2014                                      839,731
                  A-        Baa1    1,570,000   Security Benefit Life Insurance Company, 7.45% due
                                                10/01/2033 (a)                                                    1,662,329
                  BBB+      A3        545,000   Travelers Property Casualty Corp., 6.375% due 3/15/2033             578,338
                                                                                                             --------------
                                                                                                                  7,482,277


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount     Corporate Bonds & Notes                                   (in U.S. dollars)
Oil Refineries--  A-        Baa1  $   390,000   EnCana Corporation, 4.75% due 10/15/2013                     $      396,907
0.5%              BBB       Baa3    1,665,000   Ultramar Diamond Shamrock Corporation, 6.75% due
                                                10/15/2037                                                        1,869,605
                                                                                                             --------------
                                                                                                                  2,266,512

Paper--1.4%       BB+       Ba2     1,855,000   Boise Cascade Corporation, 7.66% due 5/27/2005                    1,928,517
                  BBB+      Baa2    1,040,000   Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010           1,269,077
                  BBB       Baa2    1,740,000   Champion International Corporation, 6.65% due 12/15/2037          2,005,830
                  A-        Baa2      545,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                       540,777
                  BBB-      Baa3      550,000   Rock-Tenn Company, 5.625% due 3/15/2013                             570,914
                  BBB       Baa2      485,000   Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                    547,043
                                                                                                             --------------
                                                                                                                  6,862,158

Paper & Forest    BBB       Baa2    1,705,000   Weyerhaeuser Company, 6.75% due 3/15/2012                         1,926,053
Products--0.4%

Real Estate       BBB       Baa2      890,000   Camden Property Trust, 5.375% due 12/15/2013                        921,682
Investment        BBB       Baa2      490,000   CarrAmerica Realty Corporation, 3.625% due 4/01/2009                486,116
Trust--1.9%       BBB-      Baa3      290,000   Colonial Realty LP, 4.80% due 4/01/2011                             289,693
                  BBB       Baa3      410,000   Developers Diversified Realty Corporation, 6.625% due
                                                1/15/2008                                                           456,443
                  BBB+      Baa1    1,260,000   Duke Realty Limited Partnership, 5.25% due 1/15/2010              1,361,339
                  BBB       Baa2      750,000   HRPT Properties Trust, 5.75% due 2/15/2014                          779,132
                                                Health Care Property Investors, Inc.:
                  NR*       NR*       195,000       7.48% due 4/05/2004                                             195,000
                  BBB+      Baa2      465,000       6.50% due 2/15/2006                                             496,227
                  BBB-      Baa3      505,000   Health Care REIT, Inc., 6% due 11/15/2013                           533,455
                  BB+       Ba1     1,530,000   iStar Financial Inc., 5.125% due 4/01/2011 (a)                    1,514,700
                  BBB-      Baa3      550,000   Nationwide Health Properties, Inc., 6.59% due 7/07/2038             549,185
                  BBB       Baa3      555,000   United Dominion Realty Trust, Inc., 6.50% due 6/15/2009             624,070
                  A-        Baa1      825,000   Washington Real Estate Investment Trust, 5.25% due
                                                1/15/2014                                                           854,237
                                                                                                             --------------
                                                                                                                  9,061,279

Retail--Stores--  BBB+      Baa1      195,000   Limited Brands, Inc., 6.125% due 12/01/2012                         216,463
0.0%

Supranational--   A         A2        690,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                 792,166
0.2%

Utilities--       BBB       Baa2      365,000   AT&T Corporation, 8.05% due 11/15/2011                              426,694
Communications--  BBB       Baa2      427,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031                    553,820
1.7%              BBB-      Baa1      395,000   America Movil SA de CV, 5.50% due 3/01/2014 (a)                     393,785
                  A+        A3      1,010,000   GTE Corporation, 6.84% due 4/15/2018                              1,140,143
                  BBB       Baa2      850,000   Harris Corporation, 6.35% due 2/01/2028                             926,514
                  BBB+      Baa3      440,000   Intelsat, Ltd., 6.50% due 11/01/2013                                473,743
                  B-        Ba3       776,000   Qwest Corporation, 7.20% due 11/01/2004                             795,400
                  BBB-      Baa3      795,000   Sprint Capital Corporation, 6.90% due 5/01/2019                     868,846
                  BBB       Baa3      865,000   TELUS Corporation, 7.50% due 6/01/2007                              983,917
                  A+        A2      1,300,000   Verizon New York Inc., 6.875% due 4/01/2012                       1,479,184
                                                                                                             --------------
                                                                                                                  8,042,046

Utilities--       NR*       Baa2      840,000   AEP Texas Central Company, 6.65% due 2/15/2033                      920,547
Electric          BBB+      A3        420,000   Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)             454,359
& Gas--4.1%       A         A2        390,000   Australian Gas Light Company, 5.30% due 9/25/2015 (a)               408,481
                  BBB       Baa1      785,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012              846,604
                                                Consumers Energy Company:
                  BBB-      Baa3      370,000       4.25% due 4/15/2008                                             381,025
                  BBB-      Baa3      450,000       4% due 5/15/2010                                                445,010
                                                Dominion Resources, Inc.:
                  BBB+      Baa1      740,000       7.625% due 7/15/2005                                            794,012
                  BBB+      Baa1      615,000       1.394% due 5/15/2006 (b)                                        615,841
                  A-        Baa1    1,090,000   Exelon Generation Company, LLC, 5.35% due 1/15/2014 (a)           1,123,472
                  A-        A2      1,285,000   FPL Group Capital Inc., 1.41% due 3/30/2005 (b)                   1,285,631
                  BBB       Baa1      620,000   PSE&G Power LLC, 6.95% due 6/01/2012                                714,050


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount     Corporate Bonds & Notes                                   (in U.S. dollars)
Utilities--                                     Pacific Gas & Electric Company:
Electric          BBB       Baa2  $ 2,200,000       1.81% due 4/03/2006 (b)                                  $    2,200,957
& Gas             BBB       Baa2      325,000       4.20% due 3/01/2011                                             325,414
(concluded)       BBB       Baa2    2,340,000       6.05% due 3/01/2034                                           2,366,781
                  BBB       Baa2      525,000   Pepco Holdings, Inc., 4% due 5/15/2010                              520,015
                  BBB       Baa2      705,000   Public Service Company of New Mexico, 4.40% due 9/15/2008           730,013
                                                Southern California Edison Company:
                  NR*       Baa2      170,000       1.42% due 1/13/2006 (b)                                         170,221
                  BB        Baa2      950,000       8% due 2/15/2007                                              1,089,841
                  NR*       Baa2      365,000       6% due 1/15/2034                                                374,886
                  BBB+      Baa1      740,000   Southern Power Company, 6.25% due 7/15/2012                         818,966
                  BBB       Baa2      640,000   TXU Australia Holdings Partnership LP, 6.15% due
                                                11/15/2013 (a)                                                      690,531
                  A-        Baa1      850,000   Vectren Utility Holdings, Inc., 5.25% due 8/01/2013                 882,690
                  BB-       Ba2     1,265,000   Western Resources, Inc., 9.75% due 5/01/2007                      1,462,656
                                                                                                             --------------
                                                                                                                 19,622,003

Yankee                                          Corporacion Nacional del Cobre de Chile (Codelco) (3)(a):
Corporates**--    A         A2        850,000       6.375% due 11/30/2012                                           949,434
1.4%              A         A2        550,000       5.50% due 10/15/2013                                            579,499
                                                France Telecom (4):
                  BBB+      Baa2    1,415,000       8.75% due 3/01/2011                                           1,728,149
                  BBB+      Baa2      300,000       9.75% due 3/01/2031                                             405,509
                  A-        Baa1      620,000   Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                         755,160
                                                Pemex Project Funding Master Trust (1):
                  BBB-      Baa1      780,000       2.64% due 1/07/2005 (a)(b)                                      783,072
                  BBB-      Baa1      835,000       9.125% due 10/13/2010                                         1,022,875
                  A         A1        330,000   Santander Central Hispano Issuances Ltd., 7.625% due
                                                9/14/2010 (1)                                                       398,300
                                                                                                             --------------
                                                                                                                  6,621,998

Yankee            NR*       NR*     2,249,000   Bundesobligation, 3.50% due 10/10/2008 (2)                        2,827,120
Sovereigns**--    A         Baa1      530,000   Republic of Chile, 5.50% due 1/15/2013 (2)                          560,104
1.2%                                            United Mexican States (2):
                  BBB-      Baa2    1,330,000       9.875% due 2/01/2010                                          1,710,380
                  BBB-      Baa2      495,000       6.375% due 1/16/2013                                            536,085
                                                                                                             --------------
                                                                                                                  5,633,689

                                                Total Corporate Bonds & Notes (Cost--$182,320,746)--39.3%       190,421,355



State                                           Municipal Bonds
Texas--0.1%       A         A1        365,000   Harris County, Texas, Industrial Development Corporation,
                                                Solid Waste Disposal Revenue Bonds (Deer Park Refining LP),
                                                5.683% due 3/01/2023 (b)                                            378,432

                                                Total Municipal Bonds (Cost--$365,000)--0.1%                        378,432



                                                Preferred Securities

Industry+++                                     Capital Trusts
Finance--         A-        Aa3     1,865,000   BankAmerica Capital III, 1.69% due 1/15/2027 (b)                  1,792,651
Banks--1.4%       A-        A2      1,235,000   Chase Capital II, 1.631% due 2/01/2027 (b)                        1,171,033
                  A-        A2      1,055,000   Chase Capital III, 1.67% due 3/01/2027 (b)                        1,006,175
                  BBB+      A1      1,295,000   First Chicago NBD Capital I, 1.681% due 2/01/2027 (b)             1,237,571
                  A-        Aa3     1,455,000   Nationsbank Capital Trust III, 1.67% due 1/15/2027 (b)            1,395,805

                                                Total Capital Trusts (Cost--$6,536,180)--1.4%                     6,603,235


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                                       Shares                                                                   Value
Industry+++                              Held   Preferred Stocks                                          (in U.S. dollars)
Finance--                                 125   DG Funding Trust (a)                                         $    1,361,250
Other--0.3%
                                                Total Preferred Stocks (Cost--$1,375,450)--0.3%                   1,361,250


                                         Face
                                       Amount   Trust Preferred
Aerospace                         $ 2,660,000   RC Trust I,  7% due 5/15/2006 (Convertible)                       2,871,140
& Defense--0.6%
                                                Total Trust Preferred (Cost--$2,837,014)--0.6%                    2,871,140

                                                Total Preferred Securities (Cost--$10,748,644)--2.3%             10,835,625



                                                Short-Term Investments
Commercial Paper***                20,000,000   Amsterdam Funding Corporation, 1.02% due 4/23/2004               19,987,533
                                    4,900,000   Ford Motor Credit Company, 1.93% due 9/03/2004 (b)                4,863,250
                                    9,700,000   Polonius Inc., 1.03% due 4/16/2004                                9,695,837
                                                                                                             --------------
                                                                                                                 34,546,620

U.S. Government Agency             11,000,000   Federal Home Loan Bank, 0.90% due 4/01/2004                      11,000,000
Obligations***



                         Beneficial Interest/
                                  Shares Held
                                  $ 1,629,999   Merrill Lynch Liquidity Series, LLC Money Market
                                                Series (d)(e)                                                     1,629,999
                                   14,670,001   Merrill Lynch Premier Institutional Fund (d)(e)                  14,670,001
                                                                                                             --------------
                                                                                                                 16,300,000

                                                Total Short-Term Investments (Cost--$61,886,761)--12.8%          61,846,620



                                    Number of
                                    Contracts   Options Purchased
Put Options                               105   U.S Treasury Notes, expiring April 2004 at USD 114,
Purchased--0.0%                                 Broker HSBC Securities                                               52,894

                                                Total Options Purchased (Premiums Paid--$52,894)--0.0%               52,894

                                                Total Investments (Cost--$574,177,078)--121.2%                  586,473,351


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                                    Number of                                                                   Value
                                    Contracts   Options Written                                           (in U.S. dollars)
Call Options Written--                  5,800   Federal Home Loan Mortgage Corporation, expiring
0.0%                                            May 2004 at USD 103.73, Broker JP Morgan Chase Bank          $     (12,691)

Put Options Written--                     105   U.S Treasury Notes, expiring April 2004 at USD 112,
0.0%                                            Broker HSBC Securities                                             (17,653)

                                                Total Options Written (Premiums Received--$31,247)--0.0%           (30,344)

                  Total Investments, Net of Options Written (Cost--$574,145,831)--121.2%                        586,443,007
                  Unrealized Depreciation on Forward Foreign Exchange Contracts (c)--0.0%                         (141,807)
                  Unrealized Appreciation on Swaps (i)--0.0%                                                         39,615
                  Variation Margin on Financial Futures Contracts (h)--0.0%                                        (86,877)
                  Liabilities in Excess of Other Assets--(21.2%)                                              (102,270,380)
                                                                                                             --------------
                  Net Assets--100.0%                                                                         $  483,983,558
                                                                                                             ==============

*Not Rated.

**Corresponding industry groups for foreign securities:

  (1) Financial Institution.

  (2) Government Entity.

  (3) Industrial.

  (4) Telecommunications.

***Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)Floating rate note.

(c)Forward foreign exchange contracts as of March 31, 2004 were as follows:


Foreign                                  Settlement      Unrealized
Currency Sold                               Date       Depreciation

YEN  533,964,081                         April 2004    $  (141,807)
                                                       ------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$4,995,323)                           $  (141,807)
                                                       ============


(d)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              Net          Dividend
Affiliate                                   Activity         Income

Merrill Lynch Liquidity Series, LLC
   Money Market Series                    $  1,629,999    $     262
Merrill Lynch Premier Institutional Fund   (8,592,499)    $  19,422


(e)Security was purchased with the cash proceeds from securities loans.

(f)Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(g)All or a portion of security held as collateral in connection with open financial futures contracts.

(h)Financial futures contracts sold as of March 31, 2004 were as follows:

Number of                  Expiration       Face         Unrealized
Contracts    Issue            Date         Value               Loss

  89        Ten-Year
          U.S Treasury        June
              Note            2004      $10,210,305     $  (60,851)



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Schedule of Investments (continued)


(i)Swap contracts entered into as of March 31, 2004 were as follows:

                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Sold credit default protection on
Sprint Capital Corp. and receive
1.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 1,625,000        $  38,110

Sold credit default protection on
Comcast Cable Communications
and receive 1.15%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 1,625,000           26,250

Bought credit default protection
on Tyson Foods Inc. and pay 1.36%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 1,625,000         (12,740)

Bought credit default protection
on Weyerhaeuser Co. and pay .73%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 1,625,000          (7,818)

Receive a variable rate based on
3-month USD LIBOR, plus .42%,
which is capped at a fixed coupon
of 8% and callable quarterly
beginning September 2004 and
pay floating rate based on
3-month USD LIBOR

Broker, JP Morgan Chase Bank
Expires March 2010                         $10,400,000         (14,054)

Pay 3.50% on TIPS adjusted
principal and receive a fixed
rate 4.17%

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2011                       $ 2,525,000           16,707

Pay 3.875% on TIPS adjusted
principal and receive a fixed
rate 3.401%

Broker, JP Morgan Chase Bank
Expires January 2009                       $ 2,937,000            9,126







                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Receive a variable return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .55%

Broker, Deutsche Bank AG, London
Expires June 2004                          $ 5,900,000        $      --

Bought credit default protection
on AON Corp. and pay .37%

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2007                       $ 1,025,000            (106)

Bought credit default protection
on AON Corp. and pay 2.8025%
on fixed rate swap

Broker, JP Morgan Chase Bank
Expires January 2007                       $ 1,025,000         (14,404)

Bought credit default protection
on Boeing Capital Corp. and
pay .48%

Broker, JP Morgan Chase Bank
Expires March 2009                         $   550,000          (1,093)

Sold credit default protection
on Raytheon Company and
receive .73%

Broker, JP Morgan Chase Bank
Expires March 2009                         $   550,000            (363)

Receive a variable return equal
to U.S. Treasury Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .20%

Broker, Lehman Brothers
Special Finance
Expires March 2005                         $19,200,000               --

Receive a variable return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .60%

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2004                     $17,300,000               --

Receive a variable rate equal to
MBS Fixed Rate Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .16%

Broker, UBS Warburg
Expires August 2004                        $22,800,000               --



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Schedule of Investments (concluded)


                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Receive a variable rate equal to
MBS Fixed Rate Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .15%

Broker, Lehman Brothers
Special Finance
Expires September 2004                     $ 4,200,000        $      --

Receive a variable return equal to
Lehman Brothers U.S. High Yield
Index Total Return and pay  floating
rate based on 1-month USD LIBOR,
minus .40%

Broker, Lehman Brothers
Special Finance
Expires July 2004                          $ 5,200,000               --

Receive a variable rate equal to
JP Morgan U.S. Mortgage Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires April 2004                         $ 5,500,000               --

Receive a variable return equal to
U.S. Treasury Index Total Return and
pay floating rate based on 1-month
USD LIBOR, minus .20%

Broker, Lehman Brothers
Special Finance
Expires December 2004                      $25,400,000               --
                                                              ---------
Total                                                         $  39,615
                                                              =========

See Notes to Financial Statements.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Assets and Liabilities

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (including securities loaned of $15,848,060)
               (identified cost--$557,824,184)                                                              $   570,120,457
               Investments in affiliated securities, at value
               (identified cost--$16,300,000)                                                                    16,300,000
               Options purchased, at value (premiums paid--$52,894)                                                  52,894
               Unrealized appreciation on swaps                                                                      60,403
               Cash                                                                                                 772,271
               Foreign cash (cost--$114,653)                                                                        116,450
               Receivables:
                  Securities sold                                                         $     7,671,146
                  Interest                                                                      3,672,965
                  Swaps                                                                           798,932
                  Capital shares sold                                                             636,195
                  Options written                                                                  17,653
                  Securities lending--net                                                           3,541
                  Principal paydowns                                                                1,000        12,801,432
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     54,835
                                                                                                            ---------------
               Total assets                                                                                     600,278,742
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         16,300,000
               Options written, at value (premiums received--$31,247)                                                30,344
               Unrealized depreciation on swaps                                                                      20,788
               Unrealized depreciation on forward foreign exchange contracts                                        141,807
               Payables:
                  Securities purchased                                                         97,269,018
                  Capital shares redeemed                                                       1,706,428
                  Dividends to shareholders                                                       283,102
                  Other affiliates                                                                197,469
                  Variation margin                                                                 86,877
                  Distributor                                                                      78,558
                  Options purchased                                                                52,894
                  Investment adviser                                                               14,461        99,688,807
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               113,438
                                                                                                            ---------------
               Total liabilities                                                                                116,295,184
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   483,983,558
                                                                                                            ===============


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Assets and Liabilities (concluded)

As of March 31, 2004
Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 50,000,000 shares
               authorized                                                                                   $     1,326,058
               Class B Shares of Common Stock, $.10 par value, 50,000,000 shares
               authorized                                                                                         1,022,965
               Class C Shares of Common Stock, $.10 par value, 50,000,000 shares
               authorized                                                                                           213,073
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,404,649
               Class R Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                            18,708
               Paid-in capital in excess of par                                                                 465,852,009
               Accumulated distributions in excess of investment income--net              $     (746,060)
               Undistributed realized capital gains on investments and foreign currency
               transactions--net                                                                2,754,390
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               12,137,766
                                                                                          ---------------
               Total accumulated earnings--net                                                                   14,146,096
                                                                                                            ---------------
               Net Assets                                                                                   $   483,983,558
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $161,034,315 and 13,260,584 shares
               outstanding                                                                                  $         12.14
                                                                                                            ===============
               Class B--Based on net assets of $124,232,905 and 10,229,650 shares
               outstanding                                                                                  $         12.14
                                                                                                            ===============
               Class C--Based on net assets of $25,880,894 and 2,130,727 shares
               outstanding                                                                                  $         12.15
                                                                                                            ===============
               Class I--Based on net assets of $170,564,549 and 14,046,491 shares
               outstanding                                                                                  $         12.14
                                                                                                            ===============
               Class R--Based on net assets of $2,270,895 and 187,076 shares outstanding                    $         12.14
                                                                                                            ===============

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Operations

For the Six Months Ended March 31, 2004
Investment Income

               Interest                                                                                     $     9,368,907
               Securities lending--net                                                                               19,684
               Dividends                                                                                             10,754
                                                                                                            ---------------
               Total income                                                                                       9,399,345
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       935,126
               Account maintenance and distribution fees--Class B                                 332,392
               Transfer agent fees--Class I                                                       240,462
               Transfer agent fees--Class A                                                       190,695
               Transfer agent fees--Class B                                                       170,933
               Accounting services                                                                 92,638
               Account maintenance fees--Class A                                                   77,951
               Account maintenance and distribution fees--Class C                                  67,586
               Registration fees                                                                   41,097
               Transfer agent fees--Class C                                                        35,283
               Custodian fees                                                                      26,009
               Printing and shareholder reports                                                    22,061
               Pricing fees                                                                        17,942
               Professional fees                                                                   16,496
               Directors' fees and expenses                                                         3,287
               Account maintenance and distribution fees--Class R                                   1,169
               Transfer agent fees--Class R                                                         1,146
               Other                                                                               18,459
                                                                                          ---------------
               Total expenses                                                                                     2,290,732
                                                                                                            ---------------
               Investment income--net                                                                             7,108,613
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss) from:
                  Investments--net                                                              6,875,815
                  Foreign currency transactions--net                                            (137,536)         6,738,279
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                                627,842
                  Foreign currency transactions--net                                            (138,174)           489,668
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                  7,227,947
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    14,336,560
                                                                                                            ===============

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

               Investment income--net                                                     $     7,108,613   $    17,827,277
               Realized gain on investments and foreign currency transactions--net              6,738,279        15,168,083
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                                 489,668       (4,254,042)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            14,336,560        28,741,318
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (2,822,445)       (5,287,413)
                  Class B                                                                     (2,144,932)       (4,642,386)
                  Class C                                                                       (436,050)         (695,153)
                  Class I                                                                     (3,713,139)       (7,701,842)
                  Class R                                                                        (15,038)             (777)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders            (9,131,604)      (18,327,571)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                  (66,878,638)        45,541,811
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                       (61,673,682)        55,955,558
               Beginning of period                                                            545,657,240       489,701,682
                                                                                          ---------------   ---------------
               End of period*                                                             $   483,983,558   $   545,657,240
                                                                                          ===============   ===============
                  *Undistributed (accumulated distributions in excess of) investment
                   income--net                                                            $     (746,060)   $     1,276,931
                                                                                          ===============   ===============

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                               March 31,      For the Year Ended September 30,+++++
Increase (Decrease) in Net Asset Value:                           2004       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    12.01   $    11.77   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .17++        .41++          .51          .66          .70
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .18          .25          .30          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .35          .66          .81         1.20          .52
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.22)        (.42)        (.51)        (.66)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    12.14   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.92%+++        5.69%        7.32%       11.24%        4.92%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .80%*         .77%         .76%         .94%         .88%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.85%*        3.42%        4.47%        5.88%        6.41%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  161,034   $  157,128   $  139,659   $  130,116   $  128,490
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               131.27%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)
                                                                                      Class B
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                               March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           2004       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    12.01   $    11.78   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .15++        .36++          .46          .61          .66
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .17          .24          .31          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .32          .60          .77         1.15          .48
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.19)        (.37)        (.46)        (.61)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    12.14   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.71%+++        5.17%        6.97%       10.79%        4.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.21%*        1.18%        1.17%        1.35%        1.30%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.44%*        3.02%        4.06%        5.46%        5.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  124,233   $  142,522   $  141,993   $  129,162   $  120,250
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               131.27%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)
                                                                                      Class C
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                               March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                           2004       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    12.01   $    11.78   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .15++        .35++          .46          .61          .65
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .18          .25          .31          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .33          .60          .77         1.15          .47
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.19)        (.37)        (.46)        (.61)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    12.15   $    12.01   $    11.78   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.80%+++        5.16%        6.97%       10.78%        4.48%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.21%*        1.19%        1.16%        1.36%        1.30%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.43%*        2.95%        4.02%        5.41%        5.97%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   25,881   $   27,605   $   12,535   $    4,600   $    2,859
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               131.27%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)
                                                                                      Class I
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                               March 31,      For the Year Ended September 30,+++++
Increase (Decrease) in Net Asset Value:                           2004       2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $    12.01   $    11.77   $    11.47   $    10.93   $    11.11
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .18++        .42++          .52          .67          .71
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .17          .25          .30          .54        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .35          .67          .82         1.21          .53
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.22)        (.43)        (.52)        (.67)        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    12.14   $    12.01   $    11.77   $    11.47   $    10.93
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.98%+++        5.78%        7.43%       11.35%        5.02%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .70%*         .67%         .66%         .84%         .78%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.95%*        3.52%        4.57%        5.94%        6.51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  170,565   $  218,281   $  195,515   $  176,589   $  144,352
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               131.27%      299.97%      314.59%      259.80%      143.77%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (concluded)

                                                                                                       Class R

The following per share data and ratios have been derived                                  For the Six      For the Period
from information provided in the financial statements.                                     Months Ended   January 3, 2003++
                                                                                            March 31,      to September 30,
Increase (Decrease) in Net Asset Value:                                                        2004              2003
Per Share Operating Performance

               Net asset value, beginning of period                                          $      12.01      $      11.75
                                                                                             ------------      ------------
               Investment income--net***                                                              .17               .20
               Realized and unrealized gain on investments and foreign currency
               transactions--net                                                                      .19               .37
                                                                                             ------------      ------------
               Total from investment operations                                                       .36               .57
                                                                                             ------------      ------------
               Less dividends from investment income--net                                           (.23)             (.31)
                                                                                             ------------      ------------
               Net asset value, end of period                                                $      12.14      $      12.01
                                                                                             ============      ============

Total Investment Return**

               Based on net asset value per share                                                2.83%+++          4.90%+++
                                                                                             ============      ============

Ratios to Average Net Assets

               Expenses                                                                            1.20%*            1.23%*
                                                                                             ============      ============
               Investment income--net                                                              2.45%*            2.46%*
                                                                                             ============      ============

Supplemental Data

               Net assets, end of period (in thousands)                                      $      2,271      $        121
                                                                                             ============      ============
               Portfolio turnover                                                                 131.27%           299.97%
                                                                                             ============      ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Intermediate Term Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opended and the value at the time it was closed.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned ecurities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; ..40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2004, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and High Income Portfolio, was approximately $5,381,556,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .10%                 --
Class B                          .25%               .25%
Class C                          .25%               .25%
Class R                          .25%               .25%



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                 FAMD             MLPF&S

Class A                          $341            $ 3,477
Class I                          $  9            $   159


For the six months ended March 31, 2004, MLPF&S received contingent deferred sales charges of $31,157 and $8,180 relating to transactions in Class B and Class C Shares, respectively.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended March 31, 2004, MLIM, LLC received $8,295 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2004, the Portfolio reimbursed
FAM $5,432 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004 were $716,174,614 and $744,217,333, respectively.

Net realized gains (losses) for the six months ended March 31, 2004 and net unrealized gains (losses) as of March 31, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $    6,082,226    $    12,336,414
Short-term investments                     (146)           (40,141)
Options purchased                        (6,273)                 --
Options written                           57,803                903
Swaps                                  3,030,211             39,615
Financial futures contracts          (2,288,006)           (60,851)
Foreign currency transactions            (8,179)              3,633
Forward foreign exchange
   contracts                           (129,357)          (141,807)
                                  --------------    ---------------
Total                             $    6,738,279    $    12,137,766
                                  ==============    ===============


As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $12,145,286, of which $12,460,958 related to appreciated securities and $315,672 related to depreciated securities. The aggregate cost of investments, including options, at March 31, 2004 for Federal income tax purposes was $574,297,721.

Transactions in options written for the six months ended March 31, 2004 were as follows:

                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of period                        96    $        11,568
Options written                            5,990            239,221
Options closed                               (9)          (179,244)
Options expired                            (277)           (57,951)
                                   -------------    ---------------
Outstanding call options written,
   end of period                           5,800    $        13,594
                                   =============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


                                       Number of           Premiums
                                       Contracts           Received

Outstanding put options written,
   beginning of period                        96    $        69,168
Options written                              212             54,033
Options closed                              (96)           (69,168)
Options expired                            (107)           (36,380)
                                   -------------    ---------------
Outstanding put options written,
   end of period                             105    $        17,653
                                   =============    ===============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(66,878,638) and $45,541,811 for the six months ended March 31, 2004 and the year ended September 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            2,302,322    $    27,616,724
Automatic conversion of shares           690,627          8,275,365
Shares issued to shareholders
   in reinvestment of dividends           69,463            833,363
                                   -------------    ---------------
Total issued                           3,062,412         36,725,452
Shares redeemed                      (2,885,870)       (34,567,547)
                                   -------------    ---------------
Net increase                             176,542    $     2,157,905
                                   =============    ===============


Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            6,896,182    $    81,711,781
Automatic conversion of shares           838,209         10,000,519
Shares issued to shareholders
   in reinvestment of dividends          122,274          1,448,691
                                   -------------    ---------------
Total issued                           7,856,665         93,160,991
Shares redeemed                      (6,633,671)       (78,603,345)
                                   -------------    ---------------
Net increase                           1,222,994    $    14,557,646
                                   =============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            1,710,834    $    20,514,414
Shares issued to shareholders
   in reinvestment of dividends          142,627          1,710,703
                                   -------------    ---------------
Total issued                           1,853,461         22,225,117
Automatic conversion of shares         (690,548)        (8,275,365)
Shares redeemed                      (2,800,458)       (33,574,401)
                                   -------------    ---------------
Net decrease                         (1,637,545)    $  (19,624,649)
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            5,617,902    $    66,571,670
Shares issued to shareholders
   in reinvestment of dividends          301,421          3,573,147
                                   -------------    ---------------
Total issued                           5,919,323         70,144,817
Automatic conversion of shares         (838,117)       (10,000,519)
Shares redeemed                      (5,272,744)       (62,541,037)
                                   -------------    ---------------
Net decrease                           (191,538)    $   (2,396,739)
                                   =============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                              397,266    $     4,769,316
Shares issued to shareholders
   in reinvestment of dividends           24,895            298,642
                                   -------------    ---------------
Total issued                             422,161          5,067,958
Shares redeemed                        (589,679)        (7,083,439)
                                   -------------    ---------------
Net decrease                           (167,518)    $   (2,015,481)
                                   =============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            1,903,339    $    22,546,145
Shares issued to shareholders
   in reinvestment of dividends           38,767            460,550
                                   -------------    ---------------
Total issued                           1,942,106         23,006,695
Shares redeemed                        (708,282)        (8,412,561)
                                   -------------    ---------------
Net increase                           1,233,824    $    14,594,134
                                   =============    ===============



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            1,885,540    $    22,598,243
Shares issued to shareholders
   in reinvestment of dividends           55,459            665,010
                                   -------------    ---------------
Total issued                           1,940,999         23,263,253
Shares redeemed                      (6,071,384)       (72,779,938)
                                   -------------    ---------------
Net decrease                         (4,130,385)    $  (49,516,685)
                                   =============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            7,120,178    $    84,424,244
Shares issued to shareholders
   in reinvestment of dividends          116,959          1,385,531
                                   -------------    ---------------
Total issued                           7,237,137         85,809,775
Shares redeemed                      (5,665,608)       (67,144,341)
                                   -------------    ---------------
Net increase                           1,571,529    $    18,665,434
                                   =============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                              191,388    $     2,293,768
Shares issued to shareholders
   in reinvestment of dividends            1,142             13,747
                                   -------------    ---------------
Total issued                             192,530          2,307,515
Shares redeemed                         (15,527)          (187,243)
                                   -------------    ---------------
Net increase                             177,003    $     2,120,272
                                   =============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to September 30, 2003                     Shares             Amount

Shares sold                               10,428    $       125,506
Shares issued to shareholders
   in reinvestment of dividends               60                708
                                   -------------    ---------------
Total issued                              10,488            126,214
Shares redeemed                            (415)            (4,878)
                                   -------------    ---------------
Net increase                              10,073    $       121,336
                                   =============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2004.


6. Capital Loss Carryforward:
On September 30, 2003, the Portfolio had a net capital loss carryforward of $4,855,241, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



INTERMEDIATE TERM PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004